                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-07613

PROSPECTUS --
OCTOBER 1, 1996
------------------------------------------------------------------------------

TCW/DW Strategic Income Trust (the "Fund") is an open-end, diversified management investment company, whose primary investment objective is a high level of current income. As a secondary objective, the Fund seeks to maximize total return. The Fund seeks to achieve its objectives by allocating under normal market conditions at least 30% of its investments to each of three distinct types of fixed-income securities (referred to herein as the "Asset Classes"): investment grade corporate fixed-income securities, mortgage-backed securities and high-yield ("junk") corporate fixed-income securities, including U.S. Dollar denominated foreign high yield fixed-income securities. Under normal market conditions, at least 65% of the Fund's total assets will be invested in income producing securities. See "Investment Objectives and Policies."


Initial Offering--Shares are being offered in an underwriting by Dean Witter Distributors Inc. at $10.00 per share with all proceeds going to the Fund. All expenses in connection with the organization of the Fund and this offering will be paid by Dean Witter InterCapital Inc. and the Underwriter except for a maximum of $250,000 of organizational expenses to be reimbursed by the Fund. The initial offering will run from approximately October 25, 1996 through November 21, 1996.

Continuous Offering--A continuous offering will commence approximately two weeks after the closing date (anticipated for November 26, 1996) of the initial offering. Shares of the Fund will be priced at the net asset value per share next determined following receipt of an order without imposition of a sales charge.

Repurchases and/or redemptions of shares are subject in most cases to a contingent deferred sales charge, scaled down from 5% to 1% of the amount redeemed, if made within six years of purchase, which charge will be paid to the Fund's Distributor, Dean Witter Distributors Inc. See "Repurchases and Redemptions--Contingent Deferred Sales Charge." In addition, the Fund pays the Distributor a Rule 12b-1 distribution fee pursuant to a Plan of Distribution at the annual rate of 0.75% of the average daily net assets of the Fund. See "Purchase of Fund Shares--Plan of Distribution."
TABLE OF CONTENTS


Prospectus Summary ....................................................      2

Summary of Fund Expenses ..............................................      3

The Fund and its Management ...........................................      4

Investment Objectives and Policies ....................................      4

  Risk Considerations and Investment Practices  .......................      6

Investment Restrictions ...............................................     11

Underwriting ..........................................................     12

Purchase of Fund Shares--Continuous Offering ..........................     12

Shareholder Services ..................................................     14

Repurchases and Redemptions ...........................................     15

Dividends, Distributions and Taxes ....................................     17

Performance Information ...............................................     17

Additional Information ................................................     18

This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated October 1, 1996, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.




THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TCW/DW STRATEGIC INCOME TRUST
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

Dean Witter Distributors Inc.
Distributor

PROSPECTUS SUMMARY
-------------------------------------------------------------------



The               The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an
Fund              open-end, diversified management investment company investing primarily in a portfolio consisting of three distinct types of fixed-income securities: investment grade corporate fixed-income securities, mortgage-backed securities and high yield ("junk") corporate fixed-income securities, including U.S. Dollar denominated foreign high yield fixed-income securities.
----------------  --------------------------------------------------------------------------------------------------
Initial           Shares of beneficial interest with $0.01 par value are being offered in an underwriting by Dean
Offering          Witter Distributors Inc. at $10.00 per share. The minimum purchase is 100 shares ($1,000). The initial offering will run approximately from October 25, 1996 through November 21, 1996. The closing will take place on November 26, 1996 or such other date as may be agreed upon by Dean
                  Witter Distributors Inc. and the Fund (the "Closing Date"). Shares will not be issued and dividends will not be declared by the Fund until after the Closing Date. If any orders received during the initial offering period are accompanied by payment, such payment will be returned unless an accompanying request for investment in a Dean Witter money market fund is received at the time the payment is made. Investors should request and read the money market fund prospectus prior to investing in the money market fund. Any purchase order may be cancelled at any time prior to the Closing Date (see page 16).
----------------  --------------------------------------------------------------------------------------------------
Continuous        A continuous offering will commence within approximately two weeks after completion of the initial
Offering          offering. During the continuous offering, the minimum initial investment will be $1,000 ($100 if the account is opened through EasyInvest (Service Mark) ); and the minimum subsequent investment will be $100 (see page 17).
----------------  --------------------------------------------------------------------------------------------------
Investment        The primary investment objective of the Fund is a high level of current income; as a secondary
Objectives        objective, the Fund seeks to maximize total return (see page 6).
----------------  --------------------------------------------------------------------------------------------------
Manager           Dean Witter Services Company Inc. (the "Manager"), a wholly-owned subsidiary of Dean Witter
                  InterCapital Inc. ("InterCapital"), is the Fund's manager. The Manager also serves as manager to thirteen other investment companies advised by TCW Funds Management, Inc. (the "TCW/DW Funds").
                  The Manager and InterCapital serve in various investment management, advisory, management and administrative capacities to a total of one hundred investment companies and other portfolios with assets of approximately $84.6 billion at August 31, 1996 (see page 5).
----------------  --------------------------------------------------------------------------------------------------
Adviser           TCW Funds Management, Inc. (the "Adviser") is the Fund's investment adviser. In addition to the
                  Fund, the Adviser serves as investment adviser to thirteen other TCW/DW Funds. As of August 31,
                  1996, the Adviser and its affiliates had approximately $53 billion under management or committed to management in various fiduciary or advisory capacities, primarily to institutional investors
                  (see page 5).
----------------  --------------------------------------------------------------------------------------------------
Management        The Manager receives a monthly fee at the annual rate of 0.36% of daily net assets. The Adviser
and Advisory      receives a monthly fee at an annual rate of 0.24% of daily net assets (see page 4).
Fees
----------------  --------------------------------------------------------------------------------------------------
Dividends         Dividends are declared and paid monthly. Capital gains distributions, if any, are paid at least once a year or are retained for reinvestment by the Fund. Dividends and capital gains distributions are automatically invested in additional shares at net asset value unless the shareholder elects to receive cash (see page 23).
----------------  --------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Distributor         Dean Witter Distributors Inc. (the "Distributor"). The Distributor receives from the Fund a distribution fee accrued daily and payable monthly at the rate of 0.75% per annum of the Fund's average daily net assets. This fee compensates the Distributor for services provided in distributing shares of the Fund and for sales-related expenses. The Distributor also receives the proceeds of any contingent deferred sales charges (see pages 17 and 22).
------------------  ----------------------------------------------------------------------------------------------------
Redemption--        Shares are redeemable by the shareholder at net asset value. An account may be involuntarily
Contingent          redeemed if the total value of the account is less than $100 or, if the account was opened through
Deferred            EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $1,000 in
Sales               the account. Although no commission or sales load is imposed upon the purchase of shares, a
Charge              contingent deferred sales charge (scaled down from 5% to 1%) is imposed on any redemption of shares if after such redemption the aggregate current value of an account with the Fund is less than the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. However, there is no charge imposed on redemption of shares purchased through reinvestment of dividends or distributions (see page 22).
------------------  ----------------------------------------------------------------------------------------------------
Risk                The value of the Fund's portfolio securities, and therefore the net asset value of the Fund's
Considerations      shares, may increase or decrease due to various factors, principally changes in prevailing interest rates. Generally, a rise in interest rates will result in a decrease in net asset value, while a drop in interest rates will result in an increase in net asset value. In addition, the Fund's yield also will vary based on the yield of the Fund's portfolio securities. Mortgage-backed securities have different characteristics than traditional debt securities primarily in that interest and principal payments are made more frequently, usually monthly, and principal may be prepaid at any time. These differences can result in significantly greater price and yield volatility than is the case with respect to traditional debt securities. Certain of the high yield, high risk fixed-income securities, including U.S. Dollar denominated foreign securities, in which the Fund may invest are subject to greater risk of loss of income and principal than the higher rated lower yielding fixed-income securities. The foreign securities and markets in which the Fund may invest pose different and generally greater risks than those risks customarily associated with domestic securities and markets including foreign tax rates and foreign securities exchange controls. The
                    Fund may enter into repurchase agreements, reverse repurchase agreements and dollar rolls, may purchase securities on a when-issued and delayed delivery basis and may utilize certain investment techniques including options and futures which may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments. Reverse repurchase agreements and dollar rolls involve leverage and are considered borrowings by the Fund. An investment in the Fund should not be considered a complete investment program and is not appropriate for all investors. Investors should carefully consider their ability to assume these risks and the risks outlined under the heading "Risk Considerations and Investment Practices," before making an investment in the Fund (see pages 9-15).
------------------  ----------------------------------------------------------------------------------------------------



The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus
               and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
----------------------------------------------------------------------

   The following table illustrates all expenses and fees that a shareholder of the Fund will incur.

Shareholder Transaction Expenses

 Maximum Sales Charge Imposed on Purchases ...........................................None
Maximum Sales Charge Imposed on Reinvested Dividends ................................ None
Contingent Deferred Sales Charge
 (as a percentage of the lesser of original purchase price or redemption proceeds)  . 5.0%

   A contingent deferred sales charge is imposed at the following declining rates:

 YEAR SINCE PURCHASE PAYMENT MADE       PERCENTAGE
-----------------------------------  --------------
First .............................. 5.0%
Second ............................. 4.0%
Third .............................. 3.0%
Fourth ............................. 2.0%
Fifth .............................. 2.0%
Sixth .............................. 1.0%
Seventh and thereafter ............. None

 Redemption Fees ..........................................................          None
Exchange Fee .............................................................           None
Annual Fund Operating Expenses (as a Percentage of Average Net Assets)
-------------------------------------------------------------------------
Management and Advisory Fees+ ............................................ 0.60%
12b-1 Fees*+ ............................................................. 0.75%
Other Expenses+ .......................................................... 0.29%
Total Fund Operating Expenses**+ ......................................... 1.64%

------------

   * The 12b-1 fee is accrued daily and payable monthly, at an annual rate of 0.75% of the Fund's average daily net assets. A portion of the 12b-1 fee equal to 0.20% of the Fund's average daily net assets is characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and is a payment made to the selling broker for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee is an asset based sales charge, and is a distribution fee paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares (see "Purchase of Fund Shares").

   ** "Total Fund Operating Expenses," as shown above, is based upon the sum of the 12b-1 Fees, Management and Advisory Fees and estimated "Other Expenses," which may be incurred by the Fund in its initial full year of operations.

   + InterCapital has undertaken to assume all operating expenses (except for any 12b-1 fee, foreign taxes withheld and/or brokerage fees) and the Manager has agreed to waive the compensation provided for in its Management Agreement and the Adviser has undertaken to waive the compensation provided for in its Advisory Agreement, until such time as the Fund has $50 million of net assets or until six months from the date of commencement of the Fund's operations, whichever occurs first. The fees and expenses disclosed above do not reflect the assumption of any expenses or the waiver of any compensation by InterCapital and/or the Adviser.

 Example                                                                                          1 year      3 years
---------------------------------------------------------------------------------------------  ----------  -----------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and
 (2) redemption at the end of each time period: ..............................................     $67          $82
You would pay the following expenses on the same investment, assuming no redemption:  ........     $17          $52

   THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and Its Management," "Plan of Distribution" and "Repurchases and Redemptions" in this Prospectus.


   Long-term shareholders of the Fund may pay more in sales charges including distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

THE FUND AND ITS MANAGEMENT
----------------------------------------------------------------------

   TCW/DW Strategic Income Trust (the "Fund") is an open-end, diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on June 27, 1996.

   Dean Witter Services Company Inc. (the "Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Manager. The Manager is a wholly-owned subsidiary of Dean Witter InterCapital Inc. ("InterCapital"). InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

   The Manager acts as manager to thirteen other TCW/DW Funds. The Manager and InterCapital serve in various investment management, advisory, management and administrative capacities to a total of one hundred investment companies, thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $81.8 billion as of August 31, 1996. InterCapital also manages and advises portfolios of pension plans, other institutions and individuals which aggregated approximately $2.8 billion at such date.

   The Fund has retained the Manager to manage its business affairs, supervise its overall day-to-day operations (other than providing investment advice) and provide all administrative services.

   TCW Funds Management, Inc. (the "Adviser"), whose address is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, is the Fund's investment adviser. The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. ("TCW"), whose subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. Robert A. Day, who is Chairman of the Board of Directors of TCW, may be deemed to be a control person of the Adviser by virtue of the aggregate ownership by Mr. Day and his family of more than 25% of the outstanding voting stock of TCW. The Adviser serves as investment adviser to thirteen other TCW/DW Funds in addition to the Fund. As of August 31, 1996, the Adviser and its affiliated companies had approximately $53 billion under management or committed to management, primarily from institutional investors.

   The Fund has retained the Adviser to invest the Fund's assets.

   The Fund's Trustees review the various services provided by the Manager and the Adviser to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Manager, the Fund pays the Manager monthly compensation calculated daily by applying the annual rate of 0.36% to the Fund's net assets. As compensation for its investment advisory services, the Fund pays the Adviser monthly compensation calculated daily by applying an annual rate of 0.24% to the Fund's net assets.

   The Fund's expenses include: the fees of the Manager and the Adviser; the fee pursuant to the Plan of Distribution (see "Purchase of Fund Shares"); taxes; legal, transfer agent, custodian and auditing fees; federal and state registration fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Manager or Adviser under their respective Agreements with the Fund. InterCapital has undertaken to assume all expenses (except for the Plan of Distribution fee and brokerage fees) and the Manager has undertaken to waive the compensation provided for in its Management Agreement, and the Adviser has undertaken to waive the compensation provided for in its Advisory Agreement, until such time as the Fund has $50 million of net assets or until six months from the date of commencement of operations, whichever occurs first.

INVESTMENT OBJECTIVES AND POLICIES
------------------------------------------------------------------------

   The primary investment objective of the Fund is a high level of current income. As a secondary objective, the Fund seeks to maximize total return. The investment objectives are fundamental and may not be changed without shareholder approval. There is no assurance that the objectives will be achieved.


   The Fund seeks to achieve its investment objectives by allocating under normal market conditions at least 30% of its investments to each of three distinct types of fixed-income securities (referred to herein as the "Asset Classes"): investment-grade corporate fixed-income securities, mortgage-backed securities and high yield ("junk") corporate fixed-income securities, including U.S. Dollar denominated foreign high yield fixed-income securities. Under normal market conditions, at least 65% of the Fund's total assets will be invested in income producing securities. The Adviser will adjust the Fund's assets on a quarterly basis to reflect any changes in the relative values of the Fund's portfolio securities. At times the Fund may have less than 30% invested in any one Asset Class due to market fluctuations or other changes in assets. If during a quarter there is a significant market development, or for other appropriate reasons, the Adviser may adjust the Fund's assets more frequently than quarterly.

   Generally, the Fund seeks to maintain a dollar-weighted average life of 6-9 years within each Asset Class. In addition, within each Asset Class, the Fund will not invest in any security which, at the time of purchase, has a remaining stated maturity greater than 15 years. While the dollar-weighted average life may represent the "expected" average life with respect to an Asset Class, the 15 year individual security maturity limitation is based upon mandatory payments (actual stated final maturity, and not the "expected" maturity). See also the discussion of average life and prepayment and extension risk with respect to mortgage-backed securities under "Risk Considerations and Investment Practices--Mortgage-Backed Securities."


   The three Asset Classes in which the Fund may invest are as follows:

INVESTMENT GRADE CORPORATE FIXED-INCOME
SECURITIES

   The Fund will invest in corporate debt securities and preferred stock with investment grade ratings, which consist of securities which are rated at the time of purchase either Baa or better by Moody's or BBB or better by S&P or which, if unrated, are deemed to be of comparable quality by the Adviser.

   Investments in fixed-income securities rated either Baa by Moody's or BBB by S&P (the lowest credit ratings designated "investment grade") have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. If an investment grade fixed-income security held by the Fund meets the minimum rating requirements set forth above and is subsequently downgraded below such minimum requirement, or otherwise falls below investment grade, the Fund will sell such securities as soon as is practicable without undue market or tax consequences to the Fund.

MORTGAGE-BACKED SECURITIES

   The Fund may invest in fixed-rate and adjustable rate mortgage-backed securities which are issued or guaranteed by the United States Government, its agencies or instrumentalities or by private issuers which are rated either Aaa by Moody's or AAA by S&P or, if not rated, are determined to be of comparable quality by the Adviser. See also "Risk Considerations and Investment Practices--Mortgage-Backed Securities."

   There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC")

(securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the "full faith and credit" of the United States); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement. The aforementioned description of mortgage-backed securities in which the Fund may invest is intended to include collateralized mortgage obligations ("CMOs"), except as noted below.


   The Fund is prohibited from investing in the following types of mortgage-backed securities: (i) interest-only stripped mortgage-backed securities; (ii) principal-only stripped mortgage-backed securities; and
(iii) inverse floating rate CMOs.

   The mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by GNMA, FNMA and FHLMC. GNMA certificates are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. FNMA is a federally chartered, privately owned corporation and FHLMC is a corporate instrumentality of the United States. FNMA and FHLMC certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so. Each of GNMA, FNMA and FHLMC guarantee timely distribution of interest to certificate holders. GNMA and FNMA also guarantee timely distribution of scheduled principal payments. FHLMC generally guarantees only the ultimate collection of principal of the underlying mortgage loans.

   The Fund may also invest in adjustable rate mortgage securities, which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates.

   Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. The Fund may invest in collateralized mortgage obligations or "CMOs." CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. An issuer of CMOs may elect to be treated, for federal income tax purposes, as a Real Estate Mortgage Investment Conduit (a "REMIC"). An issuer of a CMO which does not elect to be treated as a REMIC will be taxable as a corporation under rules regarding taxable mortgage pools.

   In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

   The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. As a result of the uncertainty of the cash flows of these tranches, market prices and yields may be more volatile than for other CMO tranches. The Fund will not invest in inverse floating rate CMOs and interest-only and principal-only stripped mortgage-backed securities.

   CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more of the types of credit enhancement described below under "Risk Considerations and Investment Practices--Mortgage-Backed Securities."


   During temporary defensive periods when market conditions warrant reduction of some or all of the Fund's securities holdings (any reductions will be conducted pro rata across each Asset Class), the Fund may invest in short-term U.S. Treasury securities or other money market instruments. Under such circumstances the money market instruments in which the Fund may invest, in addition to short-term U.S. Treasury securities (bills, notes, bonds and zero coupons securities), are United States bank obligations, such as certificates of deposit; Eurodollar certificates of deposit; obligations of American savings institutions; and commercial paper of United States issuers rated within the two highest grades by Moody's or S&P or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.


HIGH YIELD ("JUNK") CORPORATE FIXED-INCOME SECURITIES


   The Fund will invest in high yield, high risk fixed-income securities rated either Ba or B by Moody's or BB or B by S&P or, if not rated, determined by the Adviser to be of comparable quality. The high yield, high risk fixed-income securities in this grouping may include both convertible and nonconvertible debt securities, preferred stock and U.S. Dollar denominated foreign corporate fixed-income securities. All foreign high yield, high risk fixed-income securities must be actually rated by either Moody's or S&P and may not exceed 10% of the Fund's total assets.


   Unrated domestic securities will be considered for investment by the Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, makes them appropriate investments for the Fund. If a high yield fixed-income security meets the minimum rating requirements set forth above and is subsequently downgraded below such minimum requirements, the Fund will sell such securities as soon as is practicable without undue market or tax consequences to the Fund. A descrip tion of corporate bond ratings is contained in the Appendix.

   The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. However, as the creditworthiness of issuers of lower-rated fixed-income securities is more problematical than that of issuers of higher-rated fixed-income securities, the achievement of the Fund's investment objectives will be more dependent upon the Adviser's own credit analysis than would be the case with a mutual fund investing primarily in higher quality bonds. The Adviser will utilize a security's credit rating as simply one indication of an issuer's creditworthiness and will principally rely upon its own analysis of any security purchasable by the Fund for its portfolio.

   Investment by the Fund in U.S. Dollar denominated fixed-income securities issued by foreign issuers may involve certain risks not associated with U.S. issued securities. Those risks include the political or economic instability of the issuer or of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. In addition, there may be less publicly available information about a foreign company than about a domestic company. A more detailed description of the general risks of foreign issuers is contained in the Statement of Additional Information.

   The Fund will not invest 35% or more of its total assets in high yield/high risk corporate fixed-income securities. Under normal circumstances, the investment grade and high yield corporate fixed-income securities in which the Fund may invest will be allocated among at least four different industries. No single corporate issuer will represent more than 5% of the Fund's total assets.

RISK CONSIDERATIONS AND INVESTMENT
PRACTICES

   Given the investment risks described below, an investment in shares of the Fund should not be considered a complete investment program and is not appropriate for all investors. Investors should carefully consider their ability to assume these risks before making an investment in the Fund.


   The net asset value of the Fund's shares will fluctuate with changes in the market value of the Fund's portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. All fixed-income securities are subject to two types of risks: credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. Generally, higher yielding fixed-income securities are subject to credit risk to a greater extent than lower yielding fixed-income securities. Interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities decline, and when interest rates fall, prices rise.


   Mortgage-Backed Securities. Mortgage-backed securities have certain different characteristics than traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected may reduce both the market value and the yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing market value and yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments may reduce, market value and yield to maturity.

   Mortgage-backed securities, like all fixed-income securities, generally decrease in value as a result of increases in interest rates. In addition, although generally the value of fixed-income securities increases during periods of falling interest rates and, as stated above, decreases during periods of rising interest rates, as a result of prepayments and other factors, this is not always the case with respect to mortgage-backed securities.


   Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-backed securities generally decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.


   The average life of mortgage-backed securities is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. In addition, under certain market conditions, such as those that developed in 1994, the average weighted life of mortgage-backed securities may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage derivative securities may fluctuate to a greater extent than would be expected from interest rate movements alone.

   The Fund's investments in mortgage-backed securities also subject the Fund to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

   CMOs issued by private entities are not U.S. Government securities and are not guaranteed by any government agency, although the Mortgage Assets underlying a CMO may be subject to a guarantee. Therefore, if the Mortgage Assets securing the CMO, as well as any third party credit support or guarantees, are insufficient to make payment, the holder could sustain a loss. Also, a number of different factors, including the extent of prepayment of principal of the Mortgage Assets, affect the availability of cash for principal payments by the CMO issuer on any payment date and, accordingly, affect the timing of principal payments on each CMO class.

   To lessen the effect of failure by obligors on the underlying Mortgage Assets to make payments, privately issued CMOs may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying Mortgage Assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying Mortgage Assets occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the Mortgage Assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price the Fund pays for a security.

   The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying Mortgage Assets is better than expected.

   Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying Mortgage Assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

   High Yield/High Risk Securities. Because of the special nature of the Fund's investment in high yield securities, commonly known as "junk bonds," the Adviser must take account of certain special considerations in assessing the risks associated with such in-vestments. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on the high yield bond market and on the value of the high yield securities held by the Fund, as well as on the ability of the securities' issuers to repay principal and interest on their borrowings.

   The prices of high yield securities have been found to be less sensitive to changes in prevailing interest rates than higher-rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of high yield securities and a concomitant volatility in the net asset value of a share of the Fund. Moreover, the market prices of certain of the Fund's portfolio securities which are structured as zero coupon and payment-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash (see "Dividends, Distributions and Taxes" for a discussion of the tax ramifications of investments in such securities).

   The secondary market for high yield securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain high yield securities at certain times and could make it difficult for the Fund to sell certain securities.

   New laws and proposed new laws may have a potentially negative impact on the market for high yield bonds. For example, present legislation requires federally-insured savings and loan associations to divest their investments in high yield bonds. This legislation and other proposed legislation may have an adverse effect upon the value of high yield securities and a concomitant negative impact upon the net asset value of a share of the Fund.

   Foreign Securities. Investment by the Fund of a portion of the high yield, high risk Asset Class in foreign securities may occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are generally not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.

   Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Futhermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher in foreign markets than in the U.S. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of Fund trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. See also "High Yield/High Risk Securities" above.

   Repurchase Agreements. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize those risks. See the Statement of Additional Information for a further discussion of such investments.

   Reverse Repurchase Agreements and Dollar Rolls. The Fund may also use reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

   The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

   The Fund will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund. Under the requirements of the Investment Company Act of 1940, as amended (the "Act"), the Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. The Fund does not expect to engage in reverse repurchase agreements and dollar rolls with respect to greater than 25% of the Fund's total assets.

   Restricted Securities. The Fund may invest up to 5% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

   The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Adviser, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each such restricted security purchased by the Fund. If such Rule 144A security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

   When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value. See the Statement of Additional Information for a further discussion of such investments.

   When, As and If Issued Securities. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. See the Statement of Additional Information for a further discussion of such investments.

   Zero Coupon Securities. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

   A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

   Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. The Fund will not under any circumstances lend more than 25% of the value of its total assets.

   Common Stocks. The Fund may invest in common stocks in an amount up to 10% of its total assets in the circumstances described below when consistent with the Fund's investment objectives. The Fund may acquire common stocks when attached to or included in a unit with fixed-income securities, or when acquired upon conversion of fixed-income securities or upon exercise of warrants attached to fixed-income securities.


   For example, the Fund may purchase the common stock of companies involved in takeovers or recapitalizations where the issuer, or a controlling stockholder, has offered, or pursuant to a "going private" transaction is effecting, an exchange of its common stock for newly-issued fixed-income securities. By purchasing the common stock of the company issuing the fixed-income securities prior to the consummation of the transaction or exchange offer, the Fund will be able to obtain the fixed-income securities directly from the issuer at their face value, eliminating the payment of a dealer's mark-up otherwise payable when fixed-income securities are acquired from third parties, thereby increasing the net yield to the shareholders of the Fund. While the Fund will incur brokerage commissions in connection with its purchase of common stocks, it is anticipated that the amount of such commissions will be significantly less than the amount of such mark-up.


   Options and Futures Transactions. The Fund is permitted to enter into call and put options on its portfolio securities, including U.S. Government securities and mortgage-backed securities which are listed on several U.S. securities exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC"). OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund.

   The Fund is permitted to write covered call options on portfolio securities, without limit, in order to hedge against the decline in the value of a security (although such hedge is limited to the value of the premium received) and to close out long call option positions. The Fund may write covered put options, under which the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election. The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options only to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing. The Fund may purchase put options on securities which it holds in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions. There are no other limits on the Fund's ability to purchase call and put options.

   The Fund may purchase and sell financial futures contracts that are currently traded, or may in the future be traded, on U.S. commodity exchanges on such underlying fixed-income securities as U.S. Treasury bonds, notes, and bills, mortgage-backed securities ("interest rate" futures) and on such indexes of U.S. or foreign fixed-income securities as may exist or come into being, such as the Moody's Investment Grade Corporate Bond Index ("index" futures). The Fund will purchase or sell interest rate futures contracts for the purpose of hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. The Fund will purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices.

   The Fund may also purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract and the sale of a futures contract or to close out a long or short position in futures contracts.


   New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objectives and applicable regulatory requirements.

   Risks of Options and Futures Transactions. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, Exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

   Futures contracts and options transactions may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments. One such risk is that the Fund's Adviser could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. See the Statement of Additional Information for further discussion of such risks.

PORTFOLIO MANAGEMENT


   The Fund's portfolio is actively managed by the Adviser with a view to achieving the Fund's investment objective. Philip A. Barach, Jeffrey E. Gundlach, Frederick H. Horton and Melissa V. Weiler, Managing Directors of the Adviser, and Bonnie N. Baha and Mark D. Senkpiel, Senior Vice Presidents of the Adviser, are the Fund's primary portfolio managers and have been so since the Fund's inception. Ms. Baha and Messrs. Barach and Gundlach have been portfolio managers with affiliates of the Adviser for over five years. Mr. Senkpiel joined the Adviser as a portfolio manager in 1996. Prior thereto, he was an Investment Director of Allstate Insurance Company (1985-1996). Mr. Horton has been a portfolio manager with affiliates of the Adviser since October, 1993. From June 1991 through September, 1993, he was Senior Portfolio Manager for Dewey Square Investors. Ms. Weiler has been a portfolio manager with affiliates of the Adviser since 1995, and prior thereto was a Vice President and Portfolio Manager of Crescent Capital Corporation, an investment adviser, with which she had been affiliated since 1992. Prior thereto, she was a Senior Investment Analyst at First Capital Holdings Corporation.


   In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Adviser will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of the Manager, and others regarding economic developments and interest rate trends, and the Adviser's own analysis of factors it deems relevant.

   Orders for transactions in portfolio securities and commodities are placed for the Fund with a number of brokers and dealers, including DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR. Under normal circumstances, it is not anticipated that the Fund's portfolio turnover rate will exceed 150% in any one year. The Fund will incur expenses commensurate with its portfolio turnover rate, and thus a higher level (over 100%) of portfolio transactions will increase the Fund's overall expenses. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's trading policy.

   Except as specifically noted, all investment policies and practices discussed above are not fundamental policies of the Fund and thus may be changed without shareholder approval.

INVESTMENT RESTRICTIONS
------------------------------------------------------------------------

   The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund may not:

     1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities), except that the Fund may invest all or substantially all of its assets in another registered investment company having the same investment objectives and policies and substantially the same investment restrictions as the Fund (a "Qualifying Portfolio").

     2. Purchase more than 10% of all outstanding voting securities or more than 10% of any class of securities of any one issuer, except that the Fund may invest all or substantially all of its assets in a Qualifying Portfolio. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class and all preferred stocks of an issuer are considered as one class.


     3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry except that the Fund will invest at least 25% of its total assets in mortgage-backed securities under normal market conditions. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.


UNDERWRITING
------------------------------------------------------------------------

   Dean Witter Distributors Inc. (the "Underwriter") has agreed to purchase up to 10,000,000 shares from the Fund, which number may be increased or decreased in accordance with the Underwriting Agreement. The initial offering will run approximately from October 25, 1996 through November 21, 1996. The Underwriting Agreement provides that the obligation of the Underwriter is subject to certain conditions precedent and that the Underwriter will be obligated to purchase the shares on November 26, 1996, or such other date as may be agreed upon by the Underwriter and the Fund (the "Closing Date"). Shares will not be issued and dividends will not be declared by the Fund until after the Closing Date. For this reason, payment is not required to be made prior to the Closing Date. If any orders received during the initial offering period are accompanied by payment, such payment will be returned unless an accompanying request for investment in a Dean Witter money market fund is received at the time the payment is made. All such funds received and invested in a Dean Witter money market fund will be automatically invested in the Fund on the Closing Date without any further action by the investor. Any investor may cancel his or her purchase of Fund shares without penalty at any time prior to the Closing Date.

   The Underwriter will purchase shares from the Fund at $10.00 per share with all proceeds going to the Fund.

   The Underwriter shall, regardless of its expected underwriting commitment, be entitled and obligated to purchase only the number of shares for which purchase orders have been received by the Underwriter prior to 2:00 p.m., New York time, on the third business day preceding the Closing Date, or such other date as may be agreed to between the parties.

   The minimum number of Fund shares which may be purchased by any shareholder pursuant to this offering is 100 shares. Certificates for shares purchased will not be issued unless requested by the shareholder in writing.

PURCHASE OF FUND SHARES--CONTINUOUS OFFERING
------------------------------------------------------------------------

   Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager, will act as the Distributor of the Fund's shares during the Continuous Offering. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers (which may include TCW Brokerage Services, an affiliate of the Adviser) who have entered into selected broker-dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   The minimum initial purchase is $1,000 and subsequent purchases of $100 or more may be made by sending a check, payable to TCW/DW Strategic Income Trust, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303, or by contacting an account executive of DWR or other Selected Broker-Dealer. The minimum initial purchase in the case of investments through EasyInvest, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.

   Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions.

   The offering price will be the net asset value per share next determined following receipt of an order by the Transfer Agent (see "Determination of Net Asset Value"). While no sales charge is imposed at the time shares are purchased, a contingent deferred sales charge may be imposed at the time of redemption (see "Repurchases and Redemptions"). Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund at the time of their sale by the Distributor and/or Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation or special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

PLAN OF DISTRIBUTION

   The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan"), under which the Fund pays the Distributor a fee, which is accrued daily and payable monthly, at an annual rate of 0.75% of the Fund's average daily net assets. This fee is treated by the Fund as an expense in the year it is accrued. A portion of the fee payable pursuant to the Plan, equal to 0.20% of the Fund's average daily net assets, is characterized as a service fee within the meaning of NASD guidelines. The service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

   Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and compensation to and expenses of DWR account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses.

   At any given time, the expenses in distributing shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of contingent deferred sales charges paid by investors upon the redemption of shares (see "Repurchases and Redemptions--Contingent Deferred Sales Charge"). For example, if $1 million in expenses in distributing shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000.


   Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount, if any, does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

DETERMINATION OF NET ASSET VALUE


   The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting all its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

   In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic stock exchange or quoted by NASDAQ is valued at its latest sale price on that exchange or quotation service (if there were no sales that day, the security is valued at the latest bid price); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Dividends receivable are accrued as of the ex-dividend date or as of the time that the relevant ex-dividend date and amounts become known.

   Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

   Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what the pricing service believes is the fair valuation of such portfolio securities.

SHAREHOLDER SERVICES
------------------------------------------------------------------------


   Automatic Investment of Dividends and Distributions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other TCW/DW
Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Repurchases and Redemptions").


   Investment of Dividends or Distributions Received in Cash. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Repurchases and Redemptions").

   EasyInvest (Service Mark) . Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Fund's Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

   Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (See "Repurchases and Redemptions--Contingent Deferred Sales Charge"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for information about any of the above services.

   Tax Sheltered Retirement Plans. Retirement plans are available for use by corporations, the self-employed,

Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

   For further information regarding plan administration, custodial fees and other details, investors should contact their account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

   The Fund makes available to its shareholders an "Exchange Privilege" allowing the exchange of shares of the Fund for shares of any other TCW/DW Fund sold with a contingent deferred sales charge ("CDSC Funds"), for shares of TCW/DW North American Government Income Trust, TCW/DW Income and Growth Fund, TCW/DW Balanced Fund and for shares of five money market funds for which InterCapital serves as investment manager: Dean Witter Liquid Asset Fund Inc., Dean Witter U.S. Government Money Market Trust, Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust (the foregoing eight funds are hereinafter collectively referred to as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.


   Shareholders utilizing the Fund's Exchange Privilege may subsequently reexchange such shares back to the Fund. However, no exchange privilege is available between the Fund and any other fund managed by the Manager or InterCapital, other than other TCW/DW Funds and the five money market funds listed above.


   An exchange to another CDSC Fund or to any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund or any other TCW/DW Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following day. Subsequent exchanges between any of the money market funds and any TCW/DW Fund can be effected on the same basis. No contingent deferred sales charge ("CDSC") is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently reexchanged for shares of a CDSC Fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a CDSC Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in a CDSC Fund (see "Repurchases and Redemptions--Contingent Deferred Sales Charge"). However, in the case of shares of the Fund exchanged into an Exchange Fund, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.)

   Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund, each of the other TCW/DW Funds and each of the money market funds may in its discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such other TCW/DW Funds or money market funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the money market funds for which the Exchange Privilege is available pursuant to this Exchange Privilege by contacting their DWR or other Selected Broker-Dealer account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions will also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case in the past with other funds managed by the Manager.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REPURCHASES AND REDEMPTIONS
----------------------------------------------------------------------

   Repurchase. DWR and other Selected Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic or telegraphic request of the shareholder. The repurchase price is the net asset value per share next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC (see below).

   The CDSC, if any, will be the only fee imposed by the Fund, the Distributor, DWR or other Selected Broker-Dealer. The offers by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth below under "Redemption."

   Redemption. Shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption along with any additional documentation required by the Transfer Agent.


   Contingent Deferred Sales Charge. Shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any charge upon redemption. Shares redeemed sooner than six years after purchase may, however, be subject to a charge upon redemption. This charge is called a "contingent deferred sales charge" ("CDSC"), which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the table below:


                                CONTINGENT DEFERRED
         YEAR SINCE              SALES CHARGE AS A
          PURCHASE             PERCENTAGE OF AMOUNT
        PAYMENT MADE                 REDEEMED
---------------------------  -----------------------
First ......................           5.0%
Second .....................           4.0%
Third ......................           3.0%
Fourth .....................           2.0%
Fifth ......................           2.0%
Sixth ......................           1.0%
Seventh and thereafter  ....           None

   A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years preceding the redemption;
(ii) the current net asset value of shares purchased more than six years prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

   In addition, the CDSC, if otherwise applicable, will be waived in the case of:

   (1) redemptions of shares held at the time a shareholder dies or becomes
disabled, only if the shares are:   (a) registered either in the name of an
individual shareholder (not a trust), or in the names of such shareholder and
his or her spouse as joint tenants with right of survivorship; or   (b) held
in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;


   (2) redemptions in connection with the following retirement plan
distributions:   (a) lump-sum or other distributions from a qualified
corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age
59 1/2);   (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (c) a tax-free return of an excess contribution to an IRA; and

   (3) all redemptions of shares held for the benefit of a participant in a corporate or self-employed retirement plan qualified under Section 401(k) of the Internal Revenue Code which offers investment companies managed by the Manager or its parent, Dean Witter InterCapital Inc., as self-directed investment alternatives and for which Dean Witter Trust Company, an affiliate of the Manager, serves as recordkeeper or Trustee ("Eligible 401(k) Plan"),
provided that either:   (a) the plan continues to be an Eligible 401(k) Plan
after the redemption; or   (b) the redemption is in connection with the
complete termination of the plan involving the distribution of all plan assets to participants.

   With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

   Payment for Shares Redeemed or Repurchased. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

   Reinstatement Privilege. A shareholder who has had his or her shares repurchased or redeemed and has not previously exercised this reinstatement privilege may, within thirty days after the date of the repurchase or redemption, reinstate any portion or all of the proceeds of such repurchase or redemption in shares of the Fund at net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such repurchase or redemption.

   Involuntary Redemption. The Fund reserves the right, on sixty days' notice, to redeem, at their net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow him or her sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------

   Dividends and Distributions. The Fund intends to declare and pay monthly income dividends and to distribute net short-term and net long-term capital gains, if any, at least once each year. The Fund may, however, determine to retain all or part of any net long-term capital gains in any year for reinvestment.

   All dividends and any capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. (See "Shareholder Services--Automatic Investment of Dividends and
Distributions.")

   Taxes. Because the Fund intends to distribute all of its net investment income and capital gains to shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax.


   With respect to the Fund's investments in zero coupon and payment-in-kind bonds, the Fund accrues income prior to any actual cash payments by their issuers. In order to continue to comply with Subchapter M of the Internal Revenue Code and remain able to forego payment of federal income tax on its income and capital gains, the Fund must distribute all of its net investment income, including income accrued from zero coupon and payment-in-kind bonds. As such, the Fund may be required to dispose of some of its portfolio securities under disadvantageous circumstances to generate the cash required for distribution.


   Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or net short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared with a record date in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior calendar year. Since the Fund's income is expected to be derived primarily from interest rather than dividends, only a small portion, if any, of such dividends and distributions is expected to be eligible for the Federal dividends received deduction available to corporations.

   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction. Capital gains may be generated by transactions in options and futures contracts engaged in by the Fund.

   Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. If it qualifies for and has made the appropriate election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such taxes, to enable shareholders to claim United States foreign tax credits or deductions with respect to such taxes. In the absence of such an election, the Fund would deduct foreign tax in computing the amount of its distributable income.

   After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

   Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
------------------------------------------------------------------------

   From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of the Fund is computed by dividing the Fund's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Fund's yield.

   The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over the life of the Fund. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets and all expenses incurred by the Fund, for the stated periods. It alsoassumes reinvestment of all dividends and distributions paid by the Fund.

   In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.).

ADDITIONAL INFORMATION
------------------------------------------------------------------------

   Voting Rights. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

   The Fund is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders.

   Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitation on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

   Code of Ethics. The Adviser is subject to a Code of Ethics with respect to investment transactions in which the Adviser's officers, directors and certain other persons have a beneficial interest to avoid any actual or potential conflict or abuse of their fiduciary position. The Code of Ethics, as it pertains to the TCW/DW Funds, contains several restrictions and procedures designed to eliminate conflicts of interest including: (a) pre-clearance of personal investment transactions to ensure that personal transactions by employees are not being conducted at the same time as the Adviser's clients; (b) quarterly reporting of personal securities transactions; (c) a prohibition against personally acquiring securities in an initial public offering, entering into uncovered short sales and writing uncovered options; (d) a seven day "blackout period" prior or subsequent to a TCW/DW Fund transaction during which portfolio managers are prohibited from making certain transactions in securities which are being purchased or sold by a TCW/DW

Fund; (e) a prohibition, with respect to certain investment personnel, from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 60 calendar days; and (f) a prohibition against acquiring any security which is subject to firm wide or, if applicable, a department restriction of the Adviser. The Code of Ethics provides that exemptive relief may be given from certain of its requirements, upon application. The Adviser's Code of Ethics complies with regulatory requirements and, insofar as it relates to persons associated with registered investment companies, the 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

   Master/Feeder Conversion. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. Such investment would be made only if the Trustees of the Fund believe that to do so would be in the best interests of the Fund and its shareholders.

   Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

APPENDIX
-----------------------------------------------------------------------------

RATINGS OF CORPORATE DEBT INSTRUMENTS
MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")
-----------------------------------------------------------------------------

                                 BOND RATINGS

Aaa      Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa       Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A        Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa      Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
         Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.
Ba       Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.
         Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.
B        Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa      Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca       Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C        Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal bond security rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end if its generic rating category.

                           COMMERCIAL PAPER RATINGS

   Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

   Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                                 BOND RATINGS

   A Standard & Poor's bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

   The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA        Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA         Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
A          Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
BBB        Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

           Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

                               28





BB         Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.
B          Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.
CCC        Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
CC         The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC"
           rating.
C          The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC"
           rating.
Cl         The rating "Cl" is reserved for income bonds on which no interest is being paid.
NR         Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that
           Standard & Poor's does not rate a particular type of obligation as a matter of policy.
           Debt rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C"
           the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
           Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

                           COMMERCIAL PAPER RATINGS

   Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

   Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1      indicates that the degree of safety regarding timely payment is very strong.
A-2      indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".
A-3      indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

TCW/DW STRATEGIC INCOME TRUST                    TCW / DW
Two World Trade Center                           STRATEGIC
New York, New York 10048                         INCOME TRUST
                                                 PROSPECTUS
TRUSTEES                                         OCTOBER 1, 1996
John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Thomas E. Larkin, Jr.
President

Sheldon Curtis
Vice President, Secretary and
General Counsel

Bonnie N. Baha
Vice President

Philip A. Barach
Vice President

Jeffrey E. Gundlach
Vice President

Frederick H. Horton
Vice President

Mark D. Senkpiel
Vice President

Melissa V. Weiler
Vice President

Thomas F. Caloia
Treasurer

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER
Dean Witter Services Company Inc.

ADVISER
TCW Funds Management, Inc.